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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-9601

Date of Report (date of earliest event reported): November 16, 2004

K-V PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	43-0618919
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2503 South Hanley Road
St. Louis, Missouri	63144
(Address of principal executive offices)	(Zip Code)

(314) 645-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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Section 7 - Regulation FD

Item 7.01     Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99 is a press release issued by K-V Pharmaceutical Company (the “Company”) announcing that it has been ranked on Forbes magazine’s list of “America’s 200 Best Small Companies.” The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com. A copy of the press release is attached hereto as Exhibit 99.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2004

K-V PHARMACEUTICAL COMPANY

By: /s/ GERALD R. MITCHELL
Gerald R. Mitchell
Vice President and
Chief Financial Officer

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